SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Multi-Strategy Growth & Income Fund

(Name of Registrant as Specified in Its Charter)

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Multi-Strategy Growth & Income Fund

Principal Executive Offices

80 Arkay Drive

Hauppauge, NY 11788

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 21, 2013

Dear Shareholders:

The Board of Trustees of the Multi-Strategy Growth & Income Fund, a continuously offered, closed-end management company operated as an interval fund (the "Fund"), has called a special meeting of the shareholders of the Fund to be held at the offices of the Fund's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on November 21, 2013 at 10:00 Eastern Time, for the following purposes:

1.

To approve a new subadvisory agreement ("New Subadvisory Agreement") by and between RJL Capital Management, LLC and First Allied Asset Management, Inc., with respect to the Fund.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on September30, 2013, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 21, 2013.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/multi-strategy.pdf.

By Order of the Board of Trustees

James P. Ash, Esq., Assistant Secretary

October 7, 2013

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on the proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

MULTI-STRATEGY GROWTH & INCOME FUND

Principal Executive Offices

80 Arkay Drive

Hauppauge, NY 11788

(631) 470-2600

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 21, 2013

at 10:00 a.m., Eastern time

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Multi-Strategy Growth & Income Fund (the "Fund" or the "Trust"), for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on November 21, 2013, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about October 8, 2013.

The Meeting has been called by the Board of Trustees of the Fund for the following purposes:

1.

To approve a new subadvisory agreement ("New Subadvisory Agreement") by and between RJL Capital Management, LLC and First Allied Asset Management, Inc., with respect to the Fund.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 30, 2013 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund's most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-855-601-3841 or on-line at www.growthandincomefund.com.

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PROPOSAL I

APPROVAL OF A NEW SUBADVISORY AGREEMENT BY AND BETWEEN

RJL CAPITAL MANAGEMENT, LLC AND FIRST ALLIED ASSET MANAGEMENT, INC., WITH RESPECT TO THE FUND

The primary purpose of this proposal is to enable First Allied Asset Management, Inc. ("First Allied") to continue to serve as the sub-adviser to the Fund.  To do so, the Trustees are requesting that shareholders approve a New Subadvisory Agreement between RJL Capital Management, LLC, the Fund's investment adviser (the "Adviser"), and First Allied, with respect to the Fund.  First Allied has served as the Fund's investment sub-adviser since the Fund commenced operations.  Approval of the New Subadvisory Agreement will not result in any increase in the fee rate paid by the Fund or its shareholders.  The New Subadvisory Agreement is substantially similar in all material respects to the Adviser's current subadvisory agreement with First Allied (the "Current Subadvisory Agreement").  The effective date of the New Subadvisory Agreement with respect to the Fund will be the date shareholders of the Fund approve the New Subadvisory Agreement.

Background and Information on Change in Control of Subadviser

On June 5, 2013, First Allied Holdings Inc., which is the direct parent company of FAS Holdings, Inc., which in turn is the direct parent company of First Allied, entered into a definitive merger agreement with RCAP Holdings, LLC, Arrowhead Merger Acquisition, Inc. ("Merger Sub"), LM Arrowhead SR LLC, in its capacity as the Stockholders' Representative, and certain principal stockholders of First Allied Holdings Inc., pursuant to which RCAP Holdings, LLC has agreed to acquire First Allied by way of a merger of Arrowhead Merger Acquisition, Inc. with and into First Allied Holdings Inc., with First Allied Holdings Inc. surviving the merger as a wholly owned subsidiary of RCAP Holdings, LLC ("Merger").  The Merger, which closed on September 25, 2013, resulted in an indirect change in control of First Allied.

Under the Investment Company Act of 1940, as amended (the "1940 Act"), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a "change in control" of the adviser (or in this case the sub-adviser).  The 1940 Act further states that a change in control of an adviser (or in this case the sub-adviser) causes the sub-adviser's subadvisory agreement to be "assigned," which results in the automatic termination of the agreement by the agreement's terms as required by the 1940 Act.  When the Merger closed, a "change in control" of First Allied Holdings Inc. for purposes of the 1940 Act was deemed to have occurred and to have caused the "assignment" and resulting termination of the Current Subadvisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Subadvisory Agreement.

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At a meeting held on July 31, 2013 (the "Board Meeting"), the Board of Trustees of the Fund approved the New Subadvisory Agreement for the Fund, subject to shareholder approval.  In accordance with all applicable requirements of Rule 15a-4 under the 1940 Act, the Trustees also approved an interim subadvisory agreement between the Adviser and First Allied with respect to the Fund (the "Interim Subadvisory Agreement").  The Interim Subadvisory Agreement allows First Allied to continue to manage the Fund while the Trustees solicit shareholder approval for the New Subadvisory Agreement.  The Interim Subadvisory Agreement became effective upon the closing of the Merger and will be effective for the lesser of 150 days from such date or until the New Subadvisory Agreement is approved.  The terms of the Interim Subadvisory Agreement are substantially similar in all material respects to those of the Current Subadvisory Agreement, except that the date of its execution, effectiveness, and termination are changed and all fees earned by First Allied under the Interim Subadvisory Agreement will be held in a separate escrow account pending shareholder approval of the New Subadvisory Agreement.  Upon approval of the New Subadvisory Agreement by the Fund's shareholders, any escrowed management fees will be paid to First Allied.

Please see "Evaluation by the Board of Trustees" below for a discussion of the Trustees' considerations in connection with approving the New Subadvisory Agreement.

Information about RCAP Holdings, LLC

Based in New York, RCAP Holdings, LLC focuses on the retail direct investment industry and owns a direct majority economic interest in Realty Capital Securities, LLC, a FINRA registered wholesale broker/dealer and an investment banking and capital markets business, American National Stock Transfer, LLC, an SEC registered transfer agent, and RCS Advisory Services, LLC, a transaction management services business. RCAP Holdings, LLC is a private company that is owned by 5 natural persons: Nicholas Schorsch, William Kahane, Michael Weil, Peter Budko and Brian Block. Realty Capital Securities, LLC acts as dealer-manager or principal underwriter for several publicly-offered, non-traded real estate investment trusts and other investment vehicles, including investment companies and mutual funds.

Anticipated Effects of the Merger on First Allied and the Fund

In general, it is anticipated that there will be little or no financial, operational, managerial or supervisory impact on the First Allied organization associated with the Merger, as all of the company's businesses are being acquired (and are proposed to be operated), on an intact basis, and all of the company's current senior management and supervisory personnel are expected to stay after the closing of the Merger.

Furthermore, in accordance with Section 15(f) of the 1940 Act, the Fund (i) will ensure that for a period of three years after the Merger, at least 75 percent of the Fund's Trustees are not "interested persons" as defined in the 1940 Act; and (ii) has determined that the Merger has not imposed an "unfair burden" on the Fund, as such term is defined in 1940 Act.

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The Subadvisory Agreements

Under the terms of the Current Subadvisory Agreement and Interim Subadvisory Agreement, First Allied is entitled to receive an annual fee from the Adviser equal to 0.50% of the Fund's assets managed by First Allied (the "Subadviser Assets").

For such compensation, First Allied, at its expense, monitors on a continuous basis the performance of the Subadviser Assets and conducts a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Current Subadvisory Agreement at a meeting held on September 19, 2011.

Subject to shareholder approval, the Adviser will enter into the New Subadvisory Agreement with First Allied with respect to the Fund.  The terms and conditions of the New Subadvisory Agreement are substantially similar in all material respects to those of the Current Subadvisory Agreement, except that the date of its execution, effectiveness, and termination are changed.  If the New Subadvisory Agreement with First Allied is not approved by the shareholders of the Fund, the Board of Trustees and First Allied will consider other options, including a new or modified request for shareholder approval of a new subadvisory agreement.

The effective date of the New Subadvisory Agreement for the Fund will be the later of the date shareholders of the Fund approve the New Subadvisory Agreement or the date of the Merger. The New Subadvisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund.  The New Subadvisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Advisory Agreement may be terminated upon 60 days' notice by First Allied given to the Adviser and the Fund.

The New Subadvisory Agreement, like the Current Advisory Agreement, provides that First Allied shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Subadvisory Agreement is attached as Appendix A.  You should read the New Subadvisory Agreement.  The description in this Proxy Statement of the New Subadvisory Agreement is only a summary.

Information Concerning First Allied

First Allied is a corporation organized under the laws of the State of Delaware and located at 655 W. Broadway, 12th Floor, San Diego, CA 92101.  The names, titles, addresses, and principal occupations of the principal executive officers of First Allied are set forth below:

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Name and Address*:	Title:	Principal Occupation:
Jeffrey Joel Mindlin	Senior Managing Director and Chief Portfolio Strategist	Senior Managing Director and Chief Portfolio Strategist
Craig Edward Columbus	President	President of First Allied
Lon Gerber	Chief Operating Officer	Chief Operating Officer of First Allied
Janice M. Doza	Chief Financial Officer	Chief Financial Officer of First Allied
Luanne Marie Borowski	Chief Compliance Officer	Chief Compliance Officer of First Allied

* Each officer address is in care of First Allied, 655 W. Broadway, 12th Floor, San Diego, CA 92101.

Assuming the Merger has not been completed, First Allied is deemed to be indirectly controlled by Jeffrey Lovell through his ownership of more than 25% voting interests in Lovell Minnick Holdings, LLC, which indirectly controls First Allied through various subsidiaries.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on July 31, 2013, the Board, including the independent Trustees, deliberated whether to approve the Interim Subadvisory Agreement and New Subadvisory Agreement.  The Board reviewed the materials provided by First Allied related to the proposed agreements.  The following summarizes the Trustees' review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services.  A representative of the Adviser discussed the proposed change of control at First Allied, and explained that it is not expected to impact or interfere with the management or the business of First Allied with respect to the Trust.  The Trustees noted that the change of control is expected to increase the resources available to First Allied, thereby potentially benefiting the shareholders.  The Trustees discussed with the Trust's Chief Compliance Officer his experience with First Allied in regards to compliance matters.  The Trustees discussed possible conflicts of interest that could arise as a result of First Allied's new ownership structure, and concluded that the conflicts could be managed.  After discussion, the Board determined it was satisfied with First Allied and the discussion that was provided by management.

Fees and Expenses.  The Trustees considered the 0.50% fee charged by First Allied for sub-advisory services to the Fund.  They noted that First Allied provides a custom strategy which is not shared by a separately managed account or other accounts.  The Trustees agreed that the fee is competitive, noting that if shareholders were to pursue this strategy through a standalone mutual fund or a hedge fund, it would not be possible to access it for a comparably low fee.  After discussion, the Trustees concluded that the Fund allows access to the services of First Allied by smaller investors at a competitive rate.  The Trustees concluded that the sub-advisory fee was reasonable.

Performance.  The Board reviewed the performance of First Allied, noting that First Allied returned 15.95% for the 1 year period, outperforming its benchmark return of 7.10% and adding positively to the Fund's overall returns during the same period of 10.94%.  After discussion, the Trustees agreed that First Allied's performance was acceptable.

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Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was primarily a Fund-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Board that based on the anticipated size of the Fund, while breakpoint levels had not been negotiated at this time, economies of scale would be revisited after the size of the Fund materially increases.

Profitability.  The Board considered the anticipated profits to be realized by First Allied in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that, based on estimated profits for the previous year, First Allied experienced a net loss in connection with its service to the Fund.  The Board concluded it was satisfied that First Allied's level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from First Allied as the Board believed to be reasonably necessary to evaluate the terms of the Interim Subadvisory Agreement and New Subadvisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the nature, extent, and quality of services provided by First Allied were acceptable, that the sub-advisory fee is reasonable, and that approval of the Interim Subadvisory Agreement and New Subadvisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Subadvisory Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Interim Subadvisory Agreement and New Subadvisory Agreement and voted to recommend the New Subadvisory Agreement to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote "FOR" approval of the New Subadvisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on June 3, 2011.  The Fund's principal office is located at its administrator's office, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY  11788.  The Board of Trustees supervises the business activities of the Fund.  Like other interval funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains RJL Capital Management, LLC as the Fund's investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, NY  11788, provides the Fund with compliance services.

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THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Subadvisory Agreement and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 5,731,851.764 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Subadvisory Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Subadvisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of 5% or more of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns 5% or more of the outstanding shares of the Fund.

As of September 30, 2013 there were no record owners of 5% or more of the outstanding shares of the Fund.

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Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required.  Any shareholder proposal should be sent to James P. Ash, Esq., Assistant Secretary, Multi-Strategy Growth & Income Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.  Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged AST Fund Solutions LLC, a proxy solicitation firm (the "Proxy Solicitor"), to assist in the solicitation.  The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $8,918. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by First Allied or its affiliated persons.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and First Allied will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust, the Adviser, and First Allied may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

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PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (631) 470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on November 21, 2013

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement), and Proxy Card are available at www.proxyonline.com/docs/multi-strategy.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Assistant Secretary

Dated October 7, 2013

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

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Appendix A

Form of

SUBADVISORY AGREEMENT

THIS AGREEMENT, effective _______, 2013, by and between RJL Capital Management, LLC (the “Adviser”), a California limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and FIRST ALLIED ASSET MANAGEMENT, INC., a corporation organized under the laws of Delaware (the “Subadviser”) and also registered under the Advisers Act, with respect to The Multi-Strategy Growth & Income Fund (the “Fund” or the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 12th day of October, 2011 (the “Advisory Agreement”), been retained to act as investment adviser for the Fund.

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage certain of the assets of the Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other entities, including without limitation, investment companies and other managed accounts, and that the Adviser and the Trust do not object to such activities.

2.

Duties of Subadviser.

(a)

Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI,

the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be requested by the Adviser and required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c)

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f)

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)

Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for delivery promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 30 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 business days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.  In addition, the Subadviser will co-author a white paper covering the investment strategy of the Fund.  The co-authored white paper will be completed at a mutually agreed upon deadline, and will be updated as needed should the investment strategy of the Fund materially change.

6.

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to 0.50% of the Subadviser Assets.  Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.

Exclusivity.  The Subadviser will not subadvise or license the Fund’s investment strategy for another regulated investment company as defined in the Code under Subchapter M without mutual consent of both the Adviser and Subadviser for a period of 12 months.  Exclusivity is not applicable to the sub-investment strategies that combined, constitute the Fund’s investment strategy.

8.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Subadviser is registered as an investment adviser under the Advisers Act;

(b)

The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(a)

The Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(f)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement;

(g)

The Prospectus and SAI (i) have been prepared and filed with the SEC, (ii) conform in all material respects, and during the term of this Agreement will be amended as necessary to conform in all material respects, to all of the applicable securities laws, rules and regulations, including without limitation, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, (iii) are in effect, (iv) will remain in effect at all times during the term of this Agreement, and the SEC has not issued an order preventing or suspending the use of the Prospectus or SAI contained in any Registration Statement nor instituted proceeding for that purpose, (v) and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)

The arrangements described herein, and the amount and form of fees and other compensation payable to Advisor hereunder comply fully with, and are accurately, fairly and adequately disclosed in compliance with, all applicable laws, rules and regulations.

10.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11.

Liability and Indemnification.

(a)

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective shareholders, partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of misfeasance, bad faith or negligence on the part of the Adviser or a disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained (i) as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws, or (ii) arising out of or in connection with assets other than Subadviser Assets or duties and responsibilities other than those of Subadviser hereunder.

(c)

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

12.

Duration and Termination.

(a)

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following shareholder approval as described above, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii)

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of written notice of the breach; or

(iii)

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14.

Reference to Adviser and Subadviser.

(a)

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to reasonably use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b)

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Subadviser to the Adviser or to the Fund, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)

Authorized.  The Adviser or the Trust has authorized such disclosure;

(b)

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory or self-regulatory authorities;

(c)

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)

Already Known.  Such information already was known by the party prior to the date hereof;

(e)

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)

Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

17.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)

If to the Subadviser:

Jeffrey Mindlin, Senior Managing Director, First Allied Asset Management, Inc.

Phone:  619-819-9056

Email: jmindlin@firstallied.com

(b)

If to the Adviser:

Joseph P. Lucia, President, RJL Capital Management, LLC

Phone:  800-644-1150

Email:  jplucia@rjlcm.com

18.

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

19.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

22.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.

ADVISER

RJL CAPITAL MANAGEMENT, LLC

By:

Name:  Joseph P. Lucia

Title:  President

Date: ________________, 2013

SUB-ADVISER

FIRST ALLIED ASSET MANAGEMENT, INC.

By:

Name:  Jeffrey Mindlin

Title:  Senior Managing Director

Date: _________________, 2013